                                                                    EXHIBIT 4.2

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    COMMON STOCK              [LOGO OF TERAYON]               COMMON STOCK

        NUMBER                                                   SHARES



             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                    SEE REVERSE FOR CERTAIN
IN BOSTON, MA OR NEW YORK, NY                       DEFINITIONS AND A STATEMENT
                                                    AS TO THE RIGHTS,
                                                    PREFERENCES, PRIVILEGES AND
                                                    RESTRICTIONS ON SHARES

                                                        CUSIP 880775 10 1

    THIS CERTIFIES THAT




    IS THE RECORD OWNER OF


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                        $0.001 PAR VALUE PER SHARE, OF

                      TERAYON COMMUNICATION SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

       /s/                      [CORPORATE SEAL               /s/
                            OF TERAYON COMMUNICATION
                                 SYSTEMS, INC.
                                   DELAWARE]

         SECRETARY                                             PRESIDENT


                               COUNTERSIGNED AND REGISTERED:
                                                 BANKBOSTON, N.A.
                                                    TRANSFER AGENT AND REGISTRAR
                               BY
                                                            AUTHORIZED SIGNATURE

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                      TERAYON COMMUNICATION SYSTEMS, INC.

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM  - as tenants in common          UNIF GIFT MIN ACT-.........Custodian.........
 TEN ENT  - as tenants by the                                (Cust)           (Minor)
            entireties                                      under Uniform Gifts to
 JP TEN   - as joint tenants with                           Minors Act..................
            right of survivorship                                          (State)
            and not as tenants in         UNIF TRF MIN ACT- .....Custodian (until age..)
            common                                          (Cust)
 COM PROP - as community property                           ......under Uniform Transfers
                                                            (Minor)
                                                            to Minors Act...............
                                                                            (State)

    Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
        OF ASSIGNEE

_____________________________

_____________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated ____________________________


                                         X   __________________________________

                                         X   __________________________________
                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S) AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By_________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.